UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2025

ALTRIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-08940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street, Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 274-2200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.33 1/3 par value	MO	New York Stock Exchange
1.700% Notes due 2025	MO25	New York Stock Exchange
2.200% Notes due 2027	MO27	New York Stock Exchange
3.125% Notes due 2031	MO31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On February 6, 2025, Altria Group, Inc. (the “Company”) issued $500,000,000 aggregate principal amount of its 4.875% Notes due 2028 (the “2028 Notes”) and $500,000,000 aggregate principal amount of its 5.625% Notes due 2035 (the “2035 Notes” and, together with the 2028 Notes, the “Notes”). The Notes were issued pursuant to an Indenture (the “Indenture”), dated as of November 4, 2008, among the Company, Philip Morris USA Inc., a wholly owned subsidiary of the Company (“PM USA”), and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”). Each series of Notes is guaranteed by PM USA. PM USA’s guarantees were issued pursuant to the Indenture and are evidenced by guarantee agreements made by PM USA in favor of the Trustee for the Notes (the “Guarantee Agreements”).

The Notes are the Company’s senior unsecured obligations and rank equally in right of payment with all of the Company’s existing and future senior unsecured indebtedness. The Guarantee Agreements are PM USA’s senior unsecured obligations and rank equally in right of payment with all of PM USA’s existing and future senior unsecured indebtedness.

On February 4, 2025, the Company and PM USA entered into a Terms Agreement (the “Terms Agreement”) with Deutsche Bank Securities Inc., Santander US Capital Markets LLC, Scotia Capital (USA) Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell the Notes to the Underwriters. The provisions of an Underwriting Agreement, dated as of November 4, 2008 (the “Underwriting Agreement”), are incorporated by reference in the Terms Agreement.

Interest on the 2028 Notes is payable semiannually on February 4 and August 4 of each year, commencing August 4, 2025, to holders of record on the preceding January 20 or July 20, as the case may be. Interest on the 2035 Notes is payable semiannually on February 6 and August 6 of each year, commencing August 6, 2025, to holders of record on the preceding January 22 or July 22, as the case may be.

The 2028 Notes will mature on February 4, 2028 and the 2035 Notes will mature on February 6, 2035.

The Company has filed a Prospectus, dated October 26, 2023 (Registration No. 333-275173), and a Prospectus Supplement, dated February 4, 2025, with the Securities and Exchange Commission in connection with the public offering of the Notes.

The descriptions of the Underwriting Agreement, the Terms Agreement and the Guarantee Agreements are qualified in their entirety by the terms of such agreements themselves. Please refer to such agreements, the Indenture and the form of Notes, each of which is incorporated herein by reference and is an exhibit to this report as Exhibits 1.1, 1.2, 4.1, 4.2, 4.3, 4.4 and 4.5.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement, dated November 4, 2008 (incorporated by reference to Exhibit 1.1 of the Company’s Registration Statement on Form S-3 filed on November 4, 2008 (No. 333-155009))

1.2	Terms Agreement, dated February 4, 2025, among the Company, Deutsche Bank Securities Inc., Santander US Capital Markets LLC, Scotia Capital (USA) Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

4.1	Indenture among Altria Group, Inc., as Issuer, Philip Morris USA Inc., as Guarantor, and Deutsche Bank Trust Company Americas, as Trustee, dated as of November 4, 2008 (incorporated by reference to Altria Group, Inc.’s Registration Statement on Form S-3 filed on November 4, 2008 (No. 333-155009))

4.2	Guarantee Agreement 4.875% Notes due 2028

4.3	Guarantee Agreement 5.625% Notes due 2035

4.4	Form of 4.875% Notes due 2028

4.5	Form of 5.625% Notes due 2035

5.1	Opinion of McGuireWoods LLP

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ W. Hildebrandt Surgner, Jr.
Name:	W. Hildebrandt Surgner, Jr.
Title:	Vice President, Corporate Secretary and Associate General Counsel

DATE:  February 6, 2025

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